TAXATION	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
TAXATION
TAXATION
13.	TAXATION

Income tax expense reflected in the financial statements differs from the tax computed by applying the statutory US federal rate to net income before taxes for the nine months ended as follows:

	Nine Months Ended
	September 30, 2021		September 30, 2020
Income tax expense at statutory rate	$2,077,967	21%	$5,333,418	21%
(Income)/loss not subject to entity-level taxes	1,263,563	13%	(2,138,363)	(8)%
Foreign rate differential	(173,445)	(2)%	(76,870)	0%
Change in valuation allowance	1,621,553	16%	627,670	2%
Income tax expense	$4,789,638	48%	$3,745,855	15%

After considering all positive and negative evidence of taxable income in the carryback and carryforward periods as permitted by law, the Company believes it is more likely than not that the foreign net operating losses will not be utilized. The valuation allowance as of September 30, 2021 has been increased for additional foreign net operating losses and adjusted for changes in foreign exchange rates. The valuation allowance is $6,714,116 and $4,770,618 as of September 30, 2021 and December 31, 2020, respectively.

As of September 30, 2021 and December 31, 2020, the Company did not have any unrecognized tax benefits and had no accrued interest or penalties related to uncertain tax positions. If recorded, interest and penalties would be recorded as interest expense or penalty expense in the condensed consolidated statements of income and other comprehensive income. The Company does not expect any significant changes to the unrecognized tax benefits over the next twelve months.

16.	TAXATION